Exhibit 10

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of March 31, 2003 by and between Digital Power Corporation, a California corporation (the "Company") and Telkoor Telecom Ltd., a limited liability corporation formed under the laws of Israel, or any subsidiary thereof (the "Purchaser").

     WHEREAS, the Company desires to sell shares of its common stock, no par value to the Purchaser who is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, or who is not a U.S. person as that term is defined under Regulation S, promulgated by the United States Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") upon the terms and conditions contained herein; and

     WHEREAS, the Purchaser desires to purchase shares of common stock of the Company upon the terms and subject to the conditions set forth herein.

     NOW THEREFORE, for and in consideration of the premises and the mutual representations, warranties, covenants, and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   PURCHASES

     1.1 Purchase of Common Stock. Upon the terms and subject to the conditions set forth in this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, 900,000 shares of common stock of the Company (the "Common Stock").

     1.2 Consideration. In consideration of the purchase in Section 1.1, the Purchaser hereby agrees to pay to the Company Six Hundred Thousand dollars ($600,000) (the "Consideration"). Reference to dollars in this Agreement shall mean United States dollars.

     1.3 Wire Transfer  Instructions.  The Consideration provided for in Section
1.2 above will be delivered to the Company by the Purchaser via wire transfer upon written instruction to be delivered to the Purchaser by the Company.

     1.4 Closing Date. The closing of all transaction contemplated hereby, including the issuance of the shares of Common Stock, shall be on the fifth business day (the "Closing Date") after the Company files with the SEC its form 10-KSB for the year ended December 31, 2002.

     1.5 Delivery of Shares of Common Stock on the Closing Date. On the Closing Date, the Company shall deliver, (i) against payment therefore, certificate representing the shares of Common Stock and (ii) all other documents required to

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be  delivered  on the Closing  Date  pursuant to this  Agreement.  The shares of
Common Stock will be duly authorized and issued to the Purchaser. The certificate evidencing the shares of Common Stock as delivered to the Purchaser will be in due and proper legal form.

     1.6 Cancellation of Warrant. On the Closing Day, the warrant to purchase 900,000 shares of Common Stock of the Company (known as Warrant Number 01-01), issued to the Purchaser on November 13, 2001, will be surrendered to the Company and will be automatically cancelled upon issuance of the shares of Common Stock and delivery of a share certificate pursuant to Section 1.5 above.


SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to the Purchaser as of the date hereof and on the Closing Date as follows:

     2.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where its failure so to qualify to be licensed would not have a material adverse effect on the Company.

     2.2 Capitalization and Voting Rights. On the Closing Date, the authorized capital stock of the Company will consist of 10,000,000 shares of Common Stock, no par value, of which 5,410,680 shares shall be issued and outstanding, including the Common Stock to be issued under this Agreement, and 2,000,000 shares of Preferred Stock, no par value, of which no shares are issued and outstanding. All of such issued and outstanding shares of Common Stock are validly issued, fully paid and the holders thereof are not entitled to any preemptive or other similar rights. The rights, privileges, preferences and restrictions of the Common Stock and Preferred Stock are as stated in the Company's Articles of Incorporation, which have not been changed since September 6, 2001. Schedule 2.2 contains a capitalization table which includes all securities issued by the Company (on a fully diluted basis) as of the Closing Date, immediately prior to the issuance of the shares of Common Stock hereunder. All of such issued and outstanding securities have been validly issued and the holders thereof will not be entitled to any preemptive or other similar rights, except as set forth in Schedule 2.2. Except as set forth in Schedule 2.2, there are no outstanding rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of capital stock.

     2.3 Authorization: Validity. The Company has full corporate power and authority to enter into the Agreement and to carry out its obligations thereunder. When issued in accordance with the Agreement, the shares of Common Stock will be validly issued, fully paid and nonassessable. The execution and

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delivery of the Agreement and the consummation of the transactions  contemplated
hereby,  including  without  limitation,   the  issuance  of  the  Common  Stock
hereunder, have been duly authorized by the Board of Directors of the Company, which authorization remains in full force and effect and has not been modified or amended by any subsequent action of such Board of Directors, and no other corporate actions or proceedings on the part of the Company is necessary to authorize the Agreement or the transactions contemplated hereby. This Agreement constitutes the valid and binding obligations of the Company enforceable in accordance with their terms.

     2.4 No Violation. The execution, delivery and performance by the Company of the Agreement and the consummation by it of the transactions contemplated thereby, including, without limitation, the issuance, sale and delivery of the shares of Common Stock , do not require the consent, waiver, approval, license or authorization of or filing of any notice or report with any person, entity or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of the Company's Articles of Incorporation or Bylaws or any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, law, ordinance or regulation to which any property of the Company is subject or by which the Company is bound or result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or give to any other person any interest or right in or with respect to, any of the properties, assets, business, agreements or contracts of the Company.

     2.5 Compliance With Law. To the best of its knowledge, the Company and its subsidiaries are in compliance with the governmental laws, environmental laws, safety laws, codes, orders, rules, regulations and requirements applicable to its business and conditions of employment, except where noncompliance could not reasonably be expected to have a material adverse effect on the business, assets, properties or financial condition of the Company and its subsidiaries. The Company and its subsidiaries have obtained all permits, licenses, variances, exemptions, orders, contracts and approvals from Federal, state, local and foreign governmental and regulatory bodies which are material, singularly or in the aggregate, to the operation of its business (collectively, the "Permits" and each individually, a "Permit"). The Company and its subsidiaries are in compliance with the material terms of each Permit and with all requirements, standards and procedures of the federal, state, local and foreign governmental or regulatory bodies which issued the Permits or any of them and there does not exist under any of the Permits any default or event of default or event which with notice or lapse of time or both would constitute an event of default by the Company or its subsidiaries.

     2.6 Tax Matters. The Company and its subsidiaries have fully and timely, properly and accurately filed all material tax returns and reports required to be filed by them, including all federal, foreign, state and local returns and reports for all years and periods for which any such returns or reports were due. All income, sales, use, occupation, property, or other taxes or assessments due from the Company and its subsidiaries have been paid, and there are no pending assessments, asserted deficiencies or claims for additional taxes that have not been paid. There are no tax liens on any property or assets by any applicable government agency except those not yet due. No state of facts exists or has existed which would constitute grounds for the assessment of any penalty

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or any further tax liability  beyond that shown on the respective tax reports or returns. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local income tax return or report for any period. All taxes which the Company or its subsidiaries have been required to collect or withhold have been duly withheld or collected and, to the extent required, have been paid to the proper taxing authority.

     2.7 SEC Filings. The Company previously has delivered to the Purchaser a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 and the proxy statement for the shareholders meeting held on September 23, 2002 and adjourned to October 17, 2002 (together the "Report"). Since 1996, the Company has made all filings required to be made by it under the Securities Act, the Securities Exchange Act of 1934 (the "1934 Act") and the securities laws of any state, and any rules and regulations promulgated thereunder. The audited and unaudited consolidated financial statements of the Company included in the Report have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated in the notes thereto) and fairly present the financial position of Company as at the dates thereof and the results of its operations and changes in cash flows for the periods then ended. The information contained in the Report is or was accurate and complete as of the date given. No stop order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued by the SEC. The SEC Report, at the time they were or are hereafter filed or last amended, as the case may be, with the SEC, complied and will comply in all material respects with the requirements of the 1934 Act. Neither the Agreement nor the SEC Report, taken as a whole, contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. To the best of the Company's knowledge, it is not currently under investigation by the SEC, AMEX or other governmental authority.

     2.8 As of the Closing Date Real Property. As of the Closing Date, the Company and its subsidiaries owns all real property described in the Report. All real property leases of the Company and its subsidiaries as described in the Report are in full force and effect and the Company or subsidiary is not in breach thereof.

     2.9 As of the Closing Date Intellectual Property. As described in the Report, the Company owns or possesses all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("Intellectual Property") currently employed or utilized by it in connection with the business now operated and proposed to be operated. The Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property. The description of the Intellectual Property in the Report does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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     2.10 AMEX Compliance.  The Company does and will take all necessary actions to ensure its continued inclusion in, and the continued eligibility of the Common Stock for listing on, the AMEX under all currently effective and currently proposed inclusion requirements.

     2.11 Private Offering. Subject to the accuracy of the representations of the Purchaser in Section 3 hereof, the offer, sale and issuance of the shares of Common Stock constitute a transaction exempt from the registration requirements of Section 5 of the Securities Act and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     2.12 Undisclosed Litigation. The Company and/or the subsidiaries thereof are not currently involved in, and to the best knowledge of the Company, there is no threat of any material civil, criminal, administrative action, suit, claim, hearing, investigation or proceeding.


SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

     The Purchaser understands that the issuance and sale of the shares of Common Stock have not been registered under the Securities Act on the grounds that the issuance and sale of such shares of Common Stock to the Purchaser is exempt pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act or Regulation S promulgated under the Securities Act, and that the reliance of the Company on such exemptions is predicated in part on the Purchaser's representations, warranties, covenants and acknowledgments set forth in this Section 3.

     3.1 Authorization. The Purchaser represents and warrants to the Company that it is a limited liability company duly organized, validly existing and in good standing under the laws of Israel; that it was not organized for the specific purpose of purchasing the shares of Common Stock to be purchased by it hereunder; that it has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; all corporate actions or proceedings on the part of such Purchaser as are necessary to authorize this Agreement or the transactions contemplated hereby; and that the transactions contemplated hereby have been taken. The Purchaser represents and warrants to the Company that this Agreement constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its respective terms except to the extent that enforceability may be limited by equity, bankruptcy, insolvency and other laws of general application affecting the rights and remedies of creditors.

     3.2 Purchase Without View to Distribute. The Purchaser represents and warrants to the Company that the shares of Common Stock, being purchased by it are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution within the meaning of the Securities Act and the rules and regulations thereunder.

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     3.3 Restrictions on Transfer.

     (a) The Purchaser (i) acknowledges that the shares of Common Stock are not registered under the Securities Act and that the shares of Common Stock must be held indefinitely by it unless they are subsequently registered under the Securities Act or an exemption from registration is available, (ii) is aware that any routine sales of the Common Stock under Rule 144 promulgated by the SEC under the Securities Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, (iii) is aware that Rule 144 is not presently available for use by the Purchaser for resale of any such Common Stock and that there can be no assurance that Rule 144 will be available at any time in the future, (iv) is aware that, except as provided in Section 6 hereof, the Company is not obligated to register under the Securities Act any sale, transfer or other disposition of the shares of Common Stock, (v) is aware that the Company shall not be required to register the transfer of the shares of Common Stock on the books of the Company unless the Company shall have been provided with an opinion of counsel satisfactory to it prior to such transfer to the effect that registration under the Securities Act or any applicable state securities law has been effected or is not required in connection with the transaction resulting in such transfer, and (vi) is aware that the shares of Common Stock, and each certificate representing the shares of Common Stock and any shares of Common Stock or other securities issued in respect of such shares of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by paragraph (b) of this Section 3.3) be stamped or otherwise imprinted with the following legend:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED TO SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT RELATING TO THE SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR (iii) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE."

     (b) The restrictions on the transferability of the shares of Common Stock shall cease and terminate when such shares of Common Stock shall have been registered under the Securities Act and are proposed to be sold or otherwise disposed of in accordance with an intended method of disposition set forth in the registration statement covering such Common Stock required by Section 6.1 or
6.2 or any other applicable registration statement, or when such shares of Common Stock are transferable in accordance with the provisions of Rule 144(k) promulgated under the Securities Act. Whenever the restrictions on transfer shall terminate as hereinabove provided with respect to any of the shares of Common Stock, the holder of any such shares

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of Common Stock  bearing the legend set forth in  paragraph  (a) of this Section
3.3 as to which such conditions shall have terminated shall be entitled to receive from the Company, without expense (except for the payment of any
applicable   transfer  tax)  and  as  expeditiously   as  possible,   new  stock
certificates not bearing such legend.

     3.4 Access to Information. The Purchaser acknowledges that it has been provided with a copy of the Report and has carefully reviewed the same. The Purchaser further acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of the offering and the business and financial condition of the Company, and to acquire, and the Purchaser has received to its satisfaction, such information about the business and financial condition of the Company and the terms and conditions of the offering as it has requested.

     3.5 Additional Representations of the Purchaser. The Purchaser represents that (i) it is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act, or is a non-U.S. person as such term is defined in Regulation S, (ii) its financial situation is such that it can afford to bear the economic risk of holding the securities for an indefinite period of time and suffer complete loss of its investment in the securities, (iii) it has the funds necessary to purchase the Common Stock immediately available to it and
(iv) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Common Stock as contemplated by this Agreement.


SECTION 4. COVENANTS OF THE COMPANY.

     4.1 Consummation of Agreement. The Company shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under the Agreement, to the end that the transactions contemplated by the Agreement shall be carried out. The Company has obtained all necessary authorizations or approvals of its Board of Directors for the execution and performance of the Agreement, which include as integral parts thereof the issuance to the Purchaser of the shares of Common Stock upon the terms and conditions set forth in the Agreement.

     4.2 Securities Compliance. The Company agrees to file a Form D with the SEC within fifteen days of the date of the Closing and to file, on a timely basis, any amendments or supplements to such Form D as may be required under Regulation D promulgated under the Securities Act. The Company also agrees to comply with the filing requirements of AMEX applicable to the sale of the shares of Common Stock hereunder. All expenses, costs and fees incurred in connection with this
Section 4.2 shall be borne by the Purchaser.

     4.3 Good Faith Effort to Effect Transfers. Upon registration of the shares of Common Stock, or the termination under the provisions of Rule 144 of the restriction on transfer, the Company agrees to issue or cause its corporate and securities counsel to issue all required consents or opinions that may be required to effect the transfer of the Securities and removal of any legend on such shares of Common Stock upon transfer. The Company agrees that it shall use

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all reasonable  best efforts to cause such consents or opinions of counsel to be transmitted  to the  Company's  transfer  agent  within 72 hours of receipt of a
request  by  the  Purchaser,   provided  that  all  required  certifications  or
representations required to effect such transfer have been provided with such request. The Company will pay all legal expenses required to effect such transfer contemplated by this Section 4.3.


SECTION 5. OMMITTED


SECTION 6. REGISTRATION.

     6.1 Demand Registration. The Purchaser may, at any time after the Closing Date, make a written request (the "Registration Request") to the Company for registration of all or part of the shares of Common Stock ("Registerable Securities"), under and in accordance with all federal and state securities laws (the "Demand Registration"). Upon receipt of a Registration Request, Borrower shall as promptly as practicable, and in no event later than one hundred twenty
(120) calendar days after the Registration Request is made, file with the SEC a registration statement covering such Registerable Securities. The Company shall be obligated to effect not more than two (2) Demand Registrations. If, after the Registration Request, the Purchaser withdraws the shares it requested for registration from registration such Demand Registration will be deemed to have occurred.

     6.2 Piggyback Registration. If, at any time, the Company shall determine to register any of its securities for its own account or for the account of others, other than a registration relating solely to "employee benefit plans" (Form S-8), or a registration relating solely to an SEC Rule 145 transaction (Form S-4), or a registration on any registration form which does not permit secondary sales, the Company will give written notice to the Purchaser of its intention to effect such a registration not later than thirty (30) calendar days prior to the anticipated date of filing with the SEC of a registration statement with respect to such registration. Such notice shall offer the Purchaser the opportunity to include in such registration statement all or part of the Registerable shares of Common Stock (a "Piggyback Registration"). Subject to the provisions hereof, the Company shall include in such Piggyback Registration all Registerable shares of Common Stock with respect to which the Company has received a written request from the Purchaser for inclusion therein within fifteen (15) calendar days after the receipt by the Company of Purchaser's notice. The Company shall be obligated to effect not more than one (1) Piggyback Registration.

     If a Piggyback Registration is being made with respect to an underwritten registration on behalf of the Company and the managing underwriter or underwriters advise the Company in writing that in their opinion the total number or dollar amount of securities of any class requested to be included in such registration is sufficiently large to adversely affect the success of such offering, the Company shall include in such registration: (i) first, all securities the Company proposes to sell to the public, the proceeds of which shall go to the Company (ii) second, up to the full number of the Registerable

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shares of Common Stock  requested to be included in such  registration in excess of the number or dollar amount of securities the Company proposes to sell which, in the opinion of such managing underwriter or underwriters, can be sold without adversely affecting the offering.

     6.3 Expenses. All expenses incurred in connection with any registration pursuant to this Section 6, including without limitation, all registration, filing and qualification fees (including those attributable to the Registrable shares of Common Stock), printing expenses, fees and disbursements of counsel for the Company and fees and expenses of counsel for the Company incurred pursuant to Section 6 of this Agreement and expenses of any comfort letters or special audits of the Company's financial statements incidental to or required by such registration shall be borne by the Company (excluding underwriting discounts and selling commissions payable with respect to the sale of Registrable shares of Common Stock).

     6.4   Registration   Procedures.   In  the   case  of  each   registration,
qualification or compliance effected by the Company pursuant to this Section 6, the Company will, at its expense:

     (a) keep such registration statement effective and file any necessary post-effective amendments and use its best efforts to maintain the effectiveness thereof until the earlier of (i) such time as the Company reasonably determines, based upon an opinion of counsel, that the Purchaser will be eligible to sell all of the Registrable shares of Common Stock then owned by the Purchaser without registration in the open market in compliance with the Securities Act and without regard to volume restrictions or (ii) for a period of 18 months from the date of effectiveness of the Registration Statement;

     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such registration, qualification or compliance effective and comply with the provisions of the Securities Act with respect to the disposition of all securities covered thereby during the applicable period;

     (c) update, correct, amend and supplement such registration, qualification or compliance as necessary;

     (d) furnish such number of preliminary and final prospectuses and other documents incident thereto as the Company from time to time may reasonably request;

     (e) register or qualify such Registrable shares of Common Stock for offer and sale under the Blue Sky or securities laws of such jurisdictions as the Company may reasonably designate to enable it to consummate the disposition of the Registrable shares of Common Stock in such jurisdiction, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any State;

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     (f) timely file all reports required to be filed by it under the Securities
Act or the 1934 Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Purchaser to sell the Registrable shares of Common Stock without registration under the Securities Act pursuant to
(i) Rule 144 adopted by the SEC under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC;

     (g) take all action necessary to render the Registrable shares of Common Stock eligible for inclusion on AMEX for trading thereon; and

     (h) upon the sale of any Registrable shares of Common Stock pursuant to such Registration Statement remove all restrictive legends from all certificates or other instruments evidencing the Registrable shares of Common Stock.

     6.5 Further Information. If Registrable shares of Common Stock owned by the Purchaser are included in the Registration Statement, such Purchaser shall furnish to the Company such information regarding itself as the Company may reasonable request and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.


SECTION 7. INDEMNIFICATION.

     7.1 Indemnification of the Purchaser. The Company agrees to indemnify and hold harmless, to the extent permitted by law, the Purchaser, its directors and officers and each person who control the Purchaser (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses caused, by arising out of or directly or indirectly relating to (i) any inaccuracy in or any breach of the representations, warranties, covenants and agreements of the Company contained in the Agreement and all Schedules and Exhibits thereto; or (ii) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus filed pursuant to Section 6 hereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Purchaser expressly for use in such registration statement or prospectus. Notwithstanding anything to the contrary herein, the Purchaser shall be entitled to receive the indemnification amount (i) in cash; (ii) by issuance of additional shares of common stock of the Company in the amount (based on the price per share at which the shares of Common Stock have been puchased under this Agreement) equivalent to the indemnification amount, which shares shall be issued to the Purchaser by the Company for no consideration; or (iii) any combination of cash and shares, provided all such issuances of shares are in compliance with federal securities laws.

     7.2 Indemnification of the Company. The Purchaser agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities and expenses caused by (i) any breach of the representations, warranties, covenants, and agreements of the Purchaser contained in this Agreement; or (ii) any untrue or alleged untrue statement of material fact or any omission of a material fact required to be stated in any registration statement, prospectus or preliminary prospectus filed pursuant to
Section 6 hereof or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained or omitted in any information or affidavit so furnished in writing by the Purchaser, and in no event will the Purchaser be obligated to indemnify the Company, its directors, officers or any person who controls the Company in an amount in excess of the proceeds to be derived from the sale of Registerable shares of Common Stock in the offering giving rise to a claim for indemnification.

     7.3 Contribution. If the indemnification provided for in this Section 7 is judicially determined to be unavailable to an indemnified person in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such indemnified person hereunder, each party shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (and expense relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the Purchaser, on the other hand, or (ii) if the allocation provided by clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each, as well as any other relevant equitable considerations.

     7.4 Defense of Action. Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is not assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     7.5 Remedies Non Exclusive. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

SECTION 8. CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS.

     8.1 Conditions. The obligations of the Purchaser to consummate the Agreement and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by the Purchaser:

     (a) Representations; Warranties; Covenants. Each of the representations and warranties of the Company contained in Section 2 hereof shall be true and correct in all material respects as though made at the time of and as of the Closing Date; the Company shall, at or before the Closing Date, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing Date, including the covenants set forth in Section 4.

     (b) Opinion of Counsel. At Closing, the Company's counsel shall issue to the Purchaser an opinion of counsel stating that as of the Closing Date, the Company is duly organized and in good standing, the shares of Common Stock of the Company are authorized, fully paid and non-assessable as issued in the form attached hereto as Exhibit 8.1(b).

     (c) Certificate of Good Standing. The Company will deliver a Certificate of Good Standing of the Company issued by the California Secretary of State as of the Closing Date. The Good Standing Certificate is attached hereto as Exhibit 8.1(c).

     (d) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any foreign country that are required in connection with the lawful issuance and sale of the shares of Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing Date.

     (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser's special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.


SECTION 9. CONDITIONS PRECEDENT TO COMPANY'S OBLIGATIONS.

     9.1 Conditions. The obligations of the Company to consummate the Agreement and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by the Company:

     Representations; Warranties; Covenants. Each of the representations and warranties of the Purchaser contained in Section 3 hereof shall be true and correct in all material respects as though made at the time of and as of the Closing; the Purchaser shall, at or before the Closing, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing. Unless the Company receives written notification to the contrary at the Closing, the Company shall be entitled to assume the preceding is accurate at the Closing.


SECTION 10. MISCELLANEOUS.

     10.1 Law Governing. This Agreement shall be construed under and governed by the laws of the State of California applicable to contracts made and to be fully performed therein.

     10.2  Arbitration.  Disputes  arising under this Agreement other than under
Section 1.3 shall be settled by three arbitrators pursuant to the rules of the American Arbitration Association (the "AAA") for Commercial Arbitration (the "Rules"). Such arbitration shall be held in Alameda County, California or New York, New York, at the Purchaser's option, or at such other location as mutually agreed to by the parties to the dispute. Subject to any applicable limitations contained in this Agreement, arbitration may be commenced at any time by any party giving notice to the other party that a dispute has been referred to arbitration under this Section 10.2. The arbitrators shall be selected by the joint agreement of the parties hereto, but if they do not so agree within twenty
(20) days after the date of the notice referred to above, the selection shall be made pursuant to the Rules from the panel of arbitrators maintained by the AAA. Any award of the arbitrators shall be accompanied by a written opinion giving the reasons for the award. The expense of the arbitration shall be borne by the parties in the manner determined in writing by the arbitrators. This arbitration provision shall be specifically enforceable by the parties. The determination of the arbitrators pursuant to this Section 10.2 shall be final and binding on the parties and may be entered for enforcement before any court of competent jurisdiction.

     10.3 Broker or Finder. The Purchaser represents and warrants that no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by the Purchaser.

     10.4 Notices. All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein) and shall be deemed duly given when received by delivery in person, by facsimile, telex or telegram or by an overnight courier service or three (3) days after deposit in the U.S. Mail, certified with postage prepaid, addressed as follows:

                   If to the Company:   Digital Power Corporation
                                        41920 Christy Street

                                        Fremont, California 94538
                                        Attn: Haim Yatim, CFO
                                        Fax: (510) 657-6634

                  with copies to        Bartel Eng & Schroder
                                        300 Capitol Mall, Suite 1100
                                        Sacramento, California 95814
                                        Attn:  Daniel B. Eng, Esq.
                                        Fax: (916) 442-3442

                  If to the Purchaser:  Telkoor Telecom Ltd.
                                        5 Giborei Israel
                                        Netanya 42293
                                        Israel
                                        Attn:  Uri Friedlander, CFO
                                        Fax:  011-972-9-865844

                  with copies to:       Gross, Kleinhendler, Hodak,
                                        Halevy, Greenberg & Co.
                                        One Azrieli Center
                                        Circular Tower
                                        Tel Aviv  67021
                                        Israel
                                        Attn:  Nitzan Hirsch-Falk, Adv.
                                        Fax:  011-972-3-607-4422

or to such other addresses as a party may designate by five (5) days' prior written notice to the other party.

     10.5 Survival of Representations, Warranties and Covenants. Notwithstanding any investigation made by any party to this Agreement, all representations, warranties, covenants and obligations made by the Company and the Purchaser herein shall survive indefinitely the execution of this Agreement and the sale and delivery of the shares of Common Stock and Warrants.

     10.6 Entire Agreement. This Agreement, including the exhibits and schedules referred to herein, is complete and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof, and all inducements to the making of this Agreement relied upon by either party hereto, have been expressed herein or in such exhibits and schedules.

     10.7 Assignment. This Agreement may not be assigned by either the Purchaser or the Company without the prior written consent of the other party. This Agreement shall be enforceable by and shall inure to the benefit of and be binding upon the parties hereto and their successors and no others.

     10.8 Fees and Expenses. Except as otherwise specifically provided herein, the Purchaser will bear all expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

     10.9 Publicity and Disclosure. Except as may be required by federal securities laws, no press release or public disclosure, either written or oral, of the transactions contemplated by this Agreement, shall be made by the Purchaser without the prior approval of the Company.

     10.10 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     10.11 Amendments and Waivers. Except as otherwise provided herein, any provision in any of the Agreement may be amended or waived only if the Company and the Purchaser consent in writing.


                   [THIS SPACE WAS INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.



                                  COMPANY

                                  DIGITAL POWER CORPORATION



                                  By:
                                        --------------------------------------
                                        Haim Yatim, Chief Financial Officer




                                   PURCHASER

                                   TELKOOR TELECOM LTD.
                                   On behalf of itself or any subsidiary thereof


                                   By:
                                        ---------------------------
                                        Uri Friedlander, Chief Financial Officer